Coachmen Industries, Inc.

2007 Investor Presentation

Safe Harbor Disclaimer

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Investors are cautioned not to place undue reliance on forward-looking statements, which are inherently uncertain. Actual results may differ materially from that projected or suggested due to certain risks and uncertainties including, but not limited to, the potential fluctuations in the Company's operating results, increased interest rates the availability for floorplan financing for the Company's recreational vehicle dealers and corresponding availability of cash to Company, uncertainties and timing with respect to sales resulting from recovery efforts in the Gulf Coast, uncertainties regarding the impact on sales of the disclosed restructuring steps in both the recreational vehicle and housing and building segments, the ability of the company to generate taxable income in future years to utilize deferred tax assets and net operating loss carry-forwards available for use, the impact of performance on the valuation of intangible assets, the availability and the price of gasoline, price volatility of raw materials used in production, the Company's dependence on chassis and other suppliers, the availability and cost of real estate for residential housing, the supply of existing homes within the company's markets, the impact of home values on housing demand, the impact of sub-prime lending on the availability of credit for the broader housing market, the ability of the Housing and Building Group to perform in new market segments where it has limited experience, adverse weather conditions affecting home deliveries, competition, government regulations, legislation governing the relationships of the Company with its recreational vehicle dealers, dependence on significant customers within certain product types, consolidation of distribution channels in the recreational vehicle industry, consumer confidence, uncertainties of matters in litigation, further developments in the war on terrorism and related international crises, oil supplies, and other risks identified in the Company's SEC filings.

Company Overview

Recreational Vehicles





Housing




Company History

- Founded in 1964
  - –Recognized leader in Recreational Vehicles
  - –Coachmen is one of the most well known brand names in the RV Industry
  - –All American Homes is a leader in systems-built homes with a growing presence in major projects

2006 Revenues by Segment


$159.7
$404.7
RVs
Housing

Total 2006 Revenues of $564.4 Million

Recreational Vehicles

Motorized RVs

- Three Categories
  - Class A Diesel Motorhomes
  - Class A Gas Motorhomes
  - Class C Motorhomes
- Class A Diesel Motorhomes
  - COA Price range: $150,000 - $265,000
- Class A Gas Motorhomes
  - COA Price range: $95,000 - $145,000
- Class C Motorhomes
  - COA Price range: $59,000 - $100,000



Diesel Class A Motorhome



Gas Class A Motorhome



Class C Motorhome

COA

Recreational Vehicles



Travel Trailer



Fifth-Wheel



Camping Trailer

Towable RVs

- **Three Categories**
  - Travel Trailers
  - Fifth-Wheels
  - Camping Trailers
- **Travel Trailers**
  - COA Price range: $10,000 - $26,000
- **Fifth-Wheels**
  - COA Price range: $27,000 - $50,000
- **Camping Trailers**
  - COA Price range: $5,000 - $13,000

COA

Recreational Vehicles

<u>Sport Utility Trailers (SUTs) or "Toy Haulers"</u>

- Marketed under the Adrenaline Brand
- Two Categories
  - Travel Trailers
  - Fifth-Wheels
- Travel Trailers
  - "Blast" – Major new product in the Market, small & light weight
  - "Surge" – Larger Travel Trailers
  - COA Price range: $12,000 - $29,000
- Fifth-Wheels
  - COA Price range: $29,000 - $45,000



Blast – Micro SUT



Surge SUT



Fifth Wheel SUT

2006 RV Revenues by Type



$13.6
$6.5
$118.4
$266.2
Motorized
Travel Trailers/5th Wheels
Camping Trailers
Parts & Supplies

Total 2006 RV Revenues of $404.7 Million

2006 RV Unit Sales by Type



2,926
3,705
7,617
Motorized
Travel Trailers/5th Wheels
Camping Trailers

Total 2006 COA RV Unit shipments of 14,248

Recreational Vehicles

Manufacturing Plants and Retail Dealers

- COA manufactures all RV product lines.
- 3 production hubs.
- 530 retail dealers in 49 states.
- Distribution concentrated east of the Mississippi



★ Indiana
Middlebury (Coachmen RV)
Middlebury North Complex (Coachmen RV)

★ Michigan
Centreville (Viking)

★ Georgia
Fitzgerald (Adrenaline RV)

☆ California
Chino Service Center

COA

Housing Segment

Single-Family Homes

- One of the largest systems-built home producers in U.S.
- Quality constructed residential homes built to the same standards as traditional "stick-built" homes. These are not "mobile homes" or "double-wides."
- Homes are built in 6 to 8 weeks from receipt of order. Most homes are delivered, set and made weather-tight in just one day.





Housing Segment

Major Projects

- All American Building Systems established to serve the growing major projects business.
- Projects range from urban infill projects (such as the apartments pictured at the top) to military housing (such as the barracks pictured at the bottom).





Housing Group Locations



Dyersville, IA
Decatur, IN
Milliken, CO
Rocky Mount, VA
Rutherfordton, NC
All American Homes
Mod-U-Kraf

Recent Events

- Change in Management in Late 3rd Quarter 2006:
  - Rick Lavers – New CEO
  - Colleen Zuhl – New CFO
  - Rick Bedell – New President of Housing Group (January 2007)
  - Del Herr – Housing Group Executive Vice President of Operations
  - Art Breitenstein – Housing Group Vice President of Sales & Marketing (February 2007)
  - Mike Terlep – Remained President of the RV Group
- Focus on returning Coachmen to profitability

Situation Inherited by the New Management Team

- Sales had fallen 32% from $802 million in 2004 to $564 million in 2006
- As sales declined, retail market share declined in key product categories
- Net income from continuing operations declined from a profit of $15.3 million in 2004to a loss of $31.8 million in 2006
- RV Group gross margin fell from 9.7% to 3.3%
- A number of restructuring actions had been taken in 2005, but were insufficient to restore the company to profitability

COA Revenues



1,000,000
750,000
500,000
250,000
0
2004
2005
2006

COA Net Income (Loss)



25,000
0
-25,000
-50,000
Revenues
2004
2005
2006

Consolidated Financial Results

- For the third quarter of 2007:
  - Sales fell 5.2% to $123.9 million
  - Gross margin rose to 6.2% from 4.6% in 2006
  - SG&A was reduced by $0.6 million
  - Pre-tax loss was reduced 33% to $4.3 million from $6.4 million last year

Consolidated Financial Results

- Important considerations:
  - In 2006, there were a number of positive items that masked underlying operating performance
    - Gains on asset sales of $6.3 million
    - Legal recoveries of $3.6 million
  - In 2007, there were a number of negative items that suppressed underlying operating performance
    - Goodwill impairment charge of $3.9 million
    - Incremental legal fees of $0.9 million
  - In total, these items represent a swing of $14.7 million in pre-tax profit for the first nine months

Consolidated Financial Results

	YTD 2007	YTD 2006
GAAP pre-tax income/(loss) from continuing operations	$ (25,909)	$ (5,099)
Unusual items or items with timing differences 2007 vs. 2006:		
Gain on sale of assets	$ (610)	$ (6,340)
Legal recoveries	$ 160	$ (3,620)
Goodwill impairment charge	$ 3,872	
Legal Fees	$ 854	$ 109
Total items unusual or timing difference	$ 4,276	$ (9,851)
Adjusted Non-GAAP pre-tax loss	$ (21,633)	$ (14,950)

Financial Status

- On the Balance Sheet:
  - –Cash increased by $0.5 million from the end of 2006
  - –Total inventories were reduced by $13.1 million
  - –Finished goods inventory was reduced by $12 million
  - –Short-term borrowings were reduced by $1.9 million

Financial Status

- Overall Liquidity has improved
  - Cash flow from operations has tripled to $5.7 million from $1.7 million in 2006
  - $55 million secured credit line
  - Cash surrender value of life insurance: $34.1 million
  - Remaining assets to be sold: $10-12 million in estimated proceeds
  - $38 million in deferred tax assets valued at zero on the balance sheet

Management Focus

- The new senior management team is focused solely on returning Coachmen Industries to PROFITABILITY!
- We are not in business to make RVs or houses
- We are in business to make money
- We chose to do it in the RV business and the modular housing business
- Unfortunately our core markets have presented significant hurdles for us to overcome

Current State of Our Markets

- Recreational Vehicles:
  - –Overall RV Market Projected to be down 10% in 2007
  - –Further 5% reduction in the market projected for 2008
  - –Class C Motorhomes projected to be down nearly 20% in 2008 from their peak in 2004
  - –Class A Motorhomes projected to be down nearly 33% in 2008 from their peak in 2004

Current State of Our Markets

- **Housing:**
  - –Currently we are facing the worst housing market in the United States since 1991
  - –Year-to-date through October, single-family housing starts are down 27.5% from 2006
  - –Single-family starts in the Midwest are down 26.5% through October
  - –Single-family starts in the South are down 28.1% through October

Current State of Our Markets

- Despite the difficult conditions of our markets, both our RV and Housing Groups have done better than the industry
- Through September, RV revenues fell 4.4% vs. an 11% decline in total industry shipments
- During the same period, Housing Group revenues fell 23.9% vs. a 28.5% decline in single-family housing starts

Current State of Our Markets

- RV Retail Market share was in a state of decline since 2004, particularly in towables



COA Retail Market Share - Statistical Surveys, Inc.
15%
10%
5%
0%
Class A - Gas
Class A - Diesel
Class C
Travel Trailers
Fifth Wheels
Camping Trailers
2004
2005
2006

Current State of Our Markets

- In 2007, RV Market share is improving
  - Class C retail market share up 15.3% through September
  - Travel Trailer market share up 22.0% through September
  - Fifth-Wheel market share up 2.2% through September
  - Still need work on Class A motorhomes and camping trailers

COA Retail Market Share YTD through September - Statistical Surveys, Inc.


15%
10%
5%
0%
Class A - Gas
Class A - Diesel
Class C
Travel Trailers
Fifth Wheels
Camping Trailers
2006
2007

Current State of Our Markets

- Why?
  - A new vision for the RV Group



COACHMEN RV GROUP

COMPANY VISION

The Coachmen RV Group designs, manufactures and sells easy-to-own, easy-to-use and easy-to-enjoy towable and motorized recreational vehicles for the entry to mid-level markets.

RV'ing is all about fun. To be fun, the RV experience must be trouble free.

Coachmen is dedicated to enhancing the total RV experience:

- We will provide affordable RV's of extraordinary quality that are reliable, safe and simple to operate, with practical innovations for convenience and energy efficiency.
- Our RV's will feature exciting designs and a bold, distinctive style, presented with "Wow!"
- We will protect the RV experience with friendly customer care that is prompt, fair and responsive to our customers' needs.
- We will continue to cultivate long-term relationships with our customers through extra services that enrich the use and enjoyment of our products.
- We will help our dealers serve our customers with industry leading product support, training, easy business systems, and timely deliveries.

Coachmen – Life Should Be So Easy!

Current State of Our Markets

- Why?
  - Increased Quality: RVIA audits (average points per audit improved by 71% vs. 2006), Ford QVM Audits (highest score in company history) and internal quality metrics improved by 41.6%
  - Exciting new products: Adrenaline, Blast, Prism






P R I S M

Current State of Our Markets

- Why?
  - Exciting new designs: Leprechaun







  - Dealer relations: Staples, Empyrean, American Express Travel, Coachmen Financial Services, Dealer Toolbox
- The RV Group now has the infrastructure in place for profitability at $400 million in revenues

Current State of Our Markets

- Recent RVIA National Tradeshow in Louisville
  - Although attendance was down and a new industry forecast for 2008 was not encouraging, our booth was extremely busy
  - Our Advanced Design Team launched several new industry-first innovations in our products
  - The RVIA produced a video segment for distribution to national television markets highlighting the top innovative new features and products at the show and Coachmen had four of the 12 highlights!

Current State of Our Markets

- **Housing Side**
  - **Launched new markets**
    - **Military Housing**

2007		2008
Ft. Bliss	→	Ft. Carson
$11 million	→	$40 million

    - **Expect revenues to triple year-over-year**
  - **Going Direct**
    - **Home Stores**
    - **Developments**

Current State of Our Markets

- Going Green/Wired/Modern



Current State of Our Markets

- Why?
  - A new vision for the Housing Group



COACHMEN HOUSING GROUP

COMPANY VISION

The Coachmen Housing Group provides design and construction services for permanent modular wood framed residential structures up to four (4) stories in height. These include single family homes, duplexes, condominiums and apartments, military barracks, hotels, assisted living centers and retirement homes, and related high value-added structures.

We will seek to leverage our production and delivery capacities for higher margins through limited customization of repeatable building elements in exciting base designs, enhanced by value-added built-in options. We will do this in geographic markets which have multiple market segments and limited availability of skilled construction workers where manufacturing proximity and our steady labor force can be an additional competitive advantage.

We will enhance our core services with ancillary offerings that add value and make the construction process easier for our customers, such as delivery and set, finish, included living systems, panelized accessories, training, financing, and marketing.

We are dedicated to simplifying the construction process and providing the best total solution for builders, developers and home buyers, emphasizing our advantages of:

Speed – shorter construction times, faster occupancy, lower financing costs

Certainty – cost definitive construction, scheduled and on time

Quality – better materials, controlled building conditions, rigorous process controls, greater structural integrity, engineered to meet or exceed building codes

Design – striking elevations, livable floor plans, customer driven, architecturally inspired

Sustainability – less waste, lower living costs, environmentally sound

Delivering on Our Commitments

- Since the new management team took over a year ago, we've made big strides
  - Dramatically reduced our costs of operation – reductions in force, strategic sourcing, product and process simplification
  - Reduced complexity: in Housing reduced number of floorplans from 300 to 80, in RVs reduced number of SKUs by 29%
  - Right-sized capacity – closed a plant in Georgia, consolidated production of Class A motorhomes and towables in Indiana, scaled back our service center in California and Closed a housing plant in Ohio

Delivering on Our Commitments

- Change in Corporate Culture
  - –Empowerment at all levels
  - –Focus on creativity and innovation
  - –Ability to take risk and reap rewards for success

Delivering on Our Commitments

- Dramatic shift in the way we do business
  - Significant increases in quality now being noticed by our customers, suppliers and our industry
  - Exploring new markets for RVs: business customers and exports
  - Shift in focus on housing to expand business beyond single-family homes to major projects
  - A whole new winning attitude among the Coachmen team

Delivering on Our Commitments

- New markets for RVs and related products
  - –Production joint venture for patented light-weight design for bus designed to accommodate individuals with disabilities or limited mobility
  - –Target market: destination resorts, retirement communities, airports, municipalities
  - –Advantages include the size, features and cost
  - –The JV may provide opportunities for developing an RV aimed at consumers with disabilities or mobility issues
  - –Agreement will be signed this week, introduction expected in 1Q08
  - –Will leverage manufacturing core competencies and currently underutilized manufacturing facilities
  - –Ultimate consumer is a business rather than individual, providing potential countercyclical revenues

Delivering on Our Commitments

- Increased focus on major projects to cushion the impact of weakness in the housing market
  - Ft. Bliss completed with more than $11 million in revenues in 2007
  - Ft. Carson scheduled to begin production in 4Q representing more than $40 million in revenues in 2008
- Major new marketing initiatives for traditional housing markets

So Why Invest in Coachmen?

- We are a company in a turnaround that has outperformed the market in both business segments
- We have right-sized the company and radically reduced the cost of operations
- We have a strong balance sheet with a wealth of assets
- We have a totally new culture
- Two of the strongest brands in each business segment
- A discount to book value which is itself a discount to realizable asset value
- A new management team that is delivering on its commitments

Looking to the Future

- What you can expect from the RV Group:
  - –Continued focus on quality
  - –Leadership in design, innovation and technology advancement
  - –Emphasis on fuel economy
  - –New marketing programs to leverage our brand equity
  - –Expansion into new markets
  - –Continued strength in the Class C segment

Looking to the Future

- What you can expect from the Housing Group:
  - –Continued focus on major projects, particularly military housing
  - –Further product simplification
  - –Enhancing our builder network
  - –New marketing programs
  - –Expansion into new markets
  - –Emphasis on “Green”
  - –Opportunities in “going direct”

Looking to the Future

- What you can expect from Coachmen Industries:
  - –Continued strong management of our balance sheet
  - –Continued improvement in margins in spite of our markets
  - –A management team that is passionate about our future and will not rest until we achieve our overriding goal of PROFITABILITY!

COACHMEN INDUSTRIES, INC.

Thank you for your time and interest in Coachmen. For further information or to schedule a visit, please contact us:

Colleen Zuhl – CFO

(574) 262-0123

czuhl@coachmen.com

Jeff Tryka, CFA – Director of Investor Relations

(574) 262-0123

jtryka@coachmen.com